CENTURY CASINOS, INC.



--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------



     Notice is hereby given that the Annual Meeting of Stockholders of Century Casinos, Inc. (the "Company"), a Delaware corporation, will be convened on Tuesday, June 12, 2000, at the offices of the Millennium Casino in Prague, Czech Republic at 6:00PM Central European Time, (10:00AM MDT), for the following purposes:

         1.      To elect two Class I directors to the Board of Directors; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 30, 2001, will be Ientitled to vote at the meeting. These materials were mailed to stockholders on or about May 12, 2001.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO CANNOT ATTEND SHOULD VOTE BY USING THE ENCLOSED PROXY.

     PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.

                                         By Order of the Board of Directors


                                         /s/ Erwin Haitzmann

                                         Erwin Haitzmann
                                         Chairman of the Board

Cripple Creek, Colorado
May 12, 2001

                              CENTURY CASINOS, INC.
                          200 - 220 East Bennett Avenue
                             Cripple Creek, CO 80813

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                            To Be Held June 12, 2001


                                   IN GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting) to be held on June 12, 2001, at the offices of the Millennium Casino in Prague, Czech Republic at 6:00PM Central European Time, (10:00AM MDT), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material was mailed on or about May 12, 2001, to stockholders of the Company.

         All properly executed proxies received at or prior to the Meeting, will be voted at the Meeting. If a stockholder directs how a proxy is to be voted with respect to the business coming before the meeting, the proxy will be voted in accordance with the stockholder's directions. If a stockholder does not direct how a proxy is to be voted, it will be voted in favor of the election of the nominees to the Board of Directors named in this proxy statement. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals to be considered at the Meeting.

         The matters to be brought before the Meeting are the election of two Class I directors of the Board of Directors, and the transaction of such other business as may come before the Meeting.

         Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

VOTING SECURITIES

         Only stockholders of record at the close of business on April 19, 2001, will be entitled to vote at the Meeting. On that date, there were issued and outstanding 13,817,384 shares of the Company's $.01 par value common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

         A majority of the number of the outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Of the votes cast at the Meeting, a vote of the holders of a majority of the common stock present, either in person or by proxy, is required to elect each director nominee.

         In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for certain nominees for director. Abstentions are counted for purposes of determining a quorum to conduct business, but are ignored in vote tabulation, thereby increasing the number of votes necessary to approve any proposal. The inspectors of election will treat any shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and for which they have received no instructions from the beneficial owners or persons entitled to vote ("broker non-votes") as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matters as to which the broker has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not entitled to vote with respect to that matter (even though those shares may be entitled to vote on other matters). Broker non-votes will have no effect on determining the outcome of the election of directors.

         All shares of Common Stock will vote as a single class. Neither the Company's Certificate of Incorporation nor its Bylaws provide for cumulative voting rights.

         The following table sets forth information as of April 19, 2001, concerning record common stock ownership by beneficial owners of five percent or more of the Company's common stock and the officers and directors of the Company. All of the named persons below, other than Thomas Graf and Lloyd I. Miller, III, are officers or directors of the Company.

                                                              AMOUNT AND
                                                              NATURE OF        PERCENT
                       NAME AND ADDRESS OF                    BENEFICIAL          OF
TITLE OF CLASS          BENEFICIAL OWNER                      OWNERSHIP         CLASS
=================== ===================================== ================= =============
Common Stock,       Erwin Haitzmann                         1,943,669 (a)         11.5
$.01 par value      200-220 E. Bennett Ave.
                    Cripple Creek, CO  80813

------------------- ------------------------------------- ----------------- -------------

Common Stock,       Peter Hoetzinger                        1,161,728 (b)         6.9
$.01 par value      200-220 E. Bennett Ave.
                    Cripple Creek, CO  80813

------------------- ------------------------------------- ----------------- -------------

Common Stock,       James D. Forbes                          989,264 (c)          5.9
$.01 par value      1 Nerina Street
                    Caledon 7230
                    South Africa

------------------- ------------------------------------- ----------------- -------------

Common Stock,       Robert S. Eichberg                       50,000 (d)           (h)
$.01 par value      1801 California St. Ste. 4650
                    Denver, CO  80202

------------------- ------------------------------------- ----------------- -------------

Common Stock,       Gottfried Schellmann                     89,000 (e)           (h)
$.01 par value      Lerchengasse 2
                    2340 Moedling, Austria

------------------- ------------------------------------- ----------------- -------------

Common Stock,       Dinah Corbaci                            20,000 (f)           (h)
$.01 par value      Schlossgasse 1
                    A-1050 Wien
                    Austria Europe

------------------- ------------------------------------- ----------------- -------------

Common Stock,       Larry Hannappel                          42,500 (g)           (h)
$.01 par value      200-220 E. Bennett Ave.
                    Cripple Creek, CO  80813

------------------- ------------------------------------- ----------------- -------------

Common Stock,       All Officers and Directors as a Group     4,296,161          25.5%
$.01 par value      (seven persons)

------------------- ------------------------------------- ----------------- -------------

                                       3

                                                              AMOUNT AND
                                                              NATURE OF        PERCENT
                       NAME AND ADDRESS OF                    BENEFICIAL          OF
TITLE OF CLASS          BENEFICIAL OWNER                      OWNERSHIP         CLASS
=================== ===================================== ================= =============

Common Stock,       Thomas Graf                               2,582,200           15.3
$.01 par value      Liechtensteinstrasse 54
                    A-2344 Maria Enzersdorf
                    Austria

------------------- ------------------------------------- ----------------- -------------

Common Stock,       Lloyd I. Miller, III                      2,406,880           14.3
$.01 par value      4550 Gordon Drive
                    Naples, FL 34102

------------------- ------------------------------------- ----------------- -------------
----------------

(a) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 183,333 shares exercisable at $0.75 per share; (iii) a non-statutory stock option for 820,000 shares exercisable at $1.50 per share; (iv) a non-statutory stock option for 166,667 shares exercisable at $.75 per share; and (v) 550,000 shares indirectly owned, held by The Haitzmann Family Foundation, which is managed by three independent trustees.

(b) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 183,333 shares exercisable at $0.75 per share; (iii) a non-statutory stock option for 413,000 shares exercisable at $1.50 per share; (iv) a non-statutory stock option for 66,667 shares exercisable at $.75 per share; (v) 100,000 shares held by Mr. Hoetzinger's spouse; and (vi) 143,728 shares indirectly owned, held by The Hoetzinger Family Foundation, which is managed by three independent trustees.

(c) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 160,000 shares exercisable at $0.75 per share; and (iii) a non-statutory stock option for 328,000 shares exercisable at $1.50 per share.

(d) Includes: (i) an option for 10,000 shares exercisable at $0.938 per share; (ii) an option for 10,000 shares exercisable at $0.75 per share; and (iii) an option for 20,000 shares exercisable at 1.00 per share.

                                       4

(e) Includes: (i) an option for 10,000 shares exercisable at $0.938 per share; (ii) an option for 10,000 shares exercisable at $0.75 per share; and (iii) an option for 20,000 shares exercisable at 1.00 per share.

(f)      Includes an option for 20,000 shares exercisable at $1.75 per share.

(g) Includes: (i) incentive stock options for 10,000 shares exercisable at $0.75 per share; (ii) incentive stock options for 22,500 shares exercisable at $1.50 per share, and incentive stock options for 5,000 shares exercisable at $2.25 per share.

(h)      Less than 1%.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

         Information regarding the Board of Directors and executive officers of the Company, as of May 1, 2001, is as follows:

                                                                 Officer or
Name                    Age     Positions Held                   Director Since
-------------------------------------------------------------------------------

Erwin Haitzmann         47      Chairman of the Board &          March 1994
                                Chief Executive Officer

Peter Hoetzinger        38      Vice Chairman of the Board       March 1994
                                & President

James D. Forbes         43      Assistant Treasurer &            March 1994
                                Director

Robert S. Eichberg      55      Director                         January 1997

Gottfried Schellmann    47      Director                         January 1997

Dinah Corbaci           46      Director                         April 2000

Larry Hannappel         48      Chief Accounting Officer         October 1999
                                & Secretary

         Erwin Haitzmann holds a Doctorate degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has 25 years of casino gaming experience ranging from dealer (commencing in 1975) through various casino management positions. Mr. Haitzmann has been employed full-time by the Company since May 1993.

        Peter Hoetzinger received a Masters degree from the University of Linz, Austria, in 1986. He thereafter was employed in several managerial positions in the gaming industry with Austrian casino companies. Mr. Hoetzinger has been employed full-time by the Company since May 1993.

        James D. Forbes, from 1979 to 1993, was employed in several positions in the gaming industry with British and Austrian casino companies. Mr. Forbes has been employed full-time by the Company since February 1993.

        Robert S. Eichberg graduated from Bradley University in 1968 with a B.S. Degree in Accounting and is a Certified Public Accountant. He was employed by the public accounting firm of Deloitte & Touche, LLP from 1974 to 1994, ending his tenure there as Tax Partner. From 1994 to 1996 he served as Tax Partner for the public accounting firm Price Bednar, before joining the public accounting firm of Causey, Demgen & Moore, Inc. in September of 1996, where he has been employed since, as shareholder and President.

        Gottfried Schellmann graduated from University of Vienna with a law degree and is a certified tax advisor in Austria. After having worked for several firms, including KPMG Germany as tax and accounting manager, he formed Schellmann & Partner in 1993, where he has been employed since, which specializes in tax and accounting work for provinces and municipalities in Austria.

        He is a member of the International Bar Association. He is also one of the main co-authors, together with certain officers of the Austrian Ministry of Finance, of the Austrian corporate tax code.

        Dinah Corbaci holds a Doctorate degree in Law from the University of Salzburg, Austria (1981). She joined IBM Austria in 1984, where she served as Account Manager for large government customers. Since 1995, she has shifted her focus to e-business for large IBM mainframe customers and has been working in the area of e-commerce since.

        Larry Hannappel received a B.S. Degree in Accounting from National College, Rapid City, South Dakota (1976) and is a Certified Public Accountant. From 1976 to 1979, he was employed by the public accounting firm of Hamma & Nelson. From 1979 to 1994, he served in various financial management capacities in manufacturing and gaming. Mr. Hannappel has been employed full-time by the Company since May, 1994. He became Chief Accounting Officer in October 1999, and was appointed as Secretary of the Company in March, 2000.

        There are no family relationships between or among the Company's executive officers and directors.

Certain Information Regarding the Board of Directors

         During 2000, on several occasions during the year, the members of the Board of Directors executed unanimous written consents in lieu of meetings, in accordance with Delaware law. The Audit Committee of the Board of Directors (consisting of Messrs. Eichberg and Schellmann, and Dr. Corbaci), which assesses the Company's system of internal controls and assists in considering the recommendations and performance of the Company's independent accountants, have held one meeting since the date of the last annual meeting June 15, 2000. The Board of Directors does not have a separate Nominating Committee.

Executive Compensation

         The table below sets forth executive compensation during 1998, 1999 and 2000 to the Chairman of the Board and Chief Executive Officer of the Company, Erwin Haitzmann, and to all other executive officers who received greater than $100,000 in compensation in 1998, 1999 or 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                AWARDS                    PAYOUTS
                                                                                ------                    -------

                                                                                            SECURITIES
         NAME &                                                OTHER ANNUAL   RESTRICTED    UNDER-LYING     LTIP      ALL OTHER
                                                                 COMPEN-        STOCK        OPTIONS /      PAY-      COMPENSA-
                                        SALARY         BONUS    SATION (a)      AWARDS         SARS         OUTS       TION (b)
   PRINCIPAL POSITION      YEAR          ($)            ($)         ($)           ($)           ($)          (#)         ($)
========================= ======     ==========    ============ ==========   ============   =========== ===========  ===========
Erwin                      2000        150,000       352,000       9,738                 -           -            -           -
Haitzmann,
Chairman of the Board      1999        157,519       295,000      59,228                 -           -            -           -
and Chief Executive
Officer                    1998        150,000       200,000      59,700                 -           -            -           -
------------------------- ------ -------------- ------------- ----------- ----------------- ----------- ------------ -----------

Peter Hoetzinger,          2000        150,000       351,500       8,411                 -           -            -           -
Vice Chairman of the
Board and President        1999        157,519       295,000      57,812                 -           -            -           -

                           1998        150,000       200,000      15,402                 -           -            -           -
------------------------- ------ -------------- ------------- ----------- ----------------- ----------- ------------ -----------

                                       7

                                                                                AWARDS                    PAYOUTS
                                                                                ------                    -------

                                                                                            SECURITIES
         NAME &                                                OTHER ANNUAL   RESTRICTED    UNDER-LYING     LTIP      ALL OTHER
                                                                 COMPEN-        STOCK        OPTIONS /      PAY-      COMPENSA-
                                        SALARY         BONUS    SATION (a)      AWARDS         SARS         OUTS       TION (b)
   PRINCIPAL POSITION      YEAR          ($)            ($)         ($)           ($)           ($)          (#)         ($)
========================= ======     ==========    ============ ==========   ============   =========== ===========  ===========
James D. Forbes,           2000        150,000       182,240      39,445                 -           -            -       2,250
Assistant Treasurer and
Director                   1999        167,479       118,000      56,342                 -           -            -       2,250

                           1998        150,000        30,000      41,487                 -           -            -       1,724
------------------------- ------ -------------- ------------- ----------- ----------------- ----------- ------------ -----------

Larry Hannappel, Chief     2000         80,542        30,000           -                 -           -            -       1,291
Accounting Officer and
Secretary                  1999         65,545        20,000           -                 -           -            -       1,066

                           1998         60,500        20,000           -                 -           -            -       1,113

------------------------- ------ -------------- ------------- ----------- ----------------- ----------- ------------ -----------
------------

(a)      Amounts for 2000 and 1999, respectively, include reimbursement for estimated income taxes, associated with perquisites, of $3,580 and $28,725 for Mr. Haitzmann; $2,456 and $28,039 for Mr. Hoetzinger; $7,317 and $12,959 for
         Mr. Forbes.

(b)      Consists solely of Company's matching contributions to the 401(k) Savings and Retirement Plan.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

There were no grants of stock options during 2000 to purchase shares of common stock of the Company to any of the Company's executive officers.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

         The following table sets forth the aggregate options held by certain executive officers of the Company. No options were exercised by the specified officers in 2000.

                                                   NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED



                        SHARES                       OPTIONS AT DECEMBER 31, 2000        IN-THE-MONEY OPTIONS AT
                     ACQUIRED ON        VALUE         EXERCISABLE/ UNEXERCISABLE      DECEMBER 31, 2000 EXERCISABLE/
       NAME            EXERCISE       REALIZED                                                UNEXERCISABLE
=================== =============== ============== ================================= =================================
Erwin Haitzmann,
Chairman of the           -               -                1,300,000 / -0-                  509,500 / -0- (a)
Board and Chief
Executive Officer
------------------- --------------- -------------- --------------------------------- ---------------------------------

                                       8

                                                   NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED



                        SHARES                       OPTIONS AT DECEMBER 31, 2000        IN-THE-MONEY OPTIONS AT
                     ACQUIRED ON        VALUE         EXERCISABLE/ UNEXERCISABLE      DECEMBER 31, 2000 EXERCISABLE/
       NAME            EXERCISE       REALIZED                                                UNEXERCISABLE
=================== =============== ============== ================================= =================================
Peter Hoetzinger,
Vice Chairman of          -               -                 793,000 / -0-                   338,170 / -0- (a)
the Board and
President

------------------- --------------- -------------- --------------------------------- ---------------------------------

James D. Forbes,
Assistant                 -               -                  618,000 / -0-                   237,420 / -0- (a)
Treasurer and
Director
------------------- --------------- -------------- --------------------------------- ---------------------------------
Larry Hannappel,
Chief Accounting          -               -                  37,500 / -0-                    13,675 / -0- (a)
Officer and
Secretary

------------------- --------------- -------------- --------------------------------- ---------------------------------
-----------------

(a) Based on the closing bid price ($1.69) of the Company's Common Stock on the NASDAQ Stock Market on December 31, 2000.

     Directors who are full-time employees receive no compensation for their services as directors. With the exception of Messrs. Eichberg and Schellmann and Mrs. Corbaci, all of the Company's directors are full-time employees.

     Messrs. Eichberg and Schellmann and Mrs. Corbaci, the outside directors of the Company, are being compensated for their services as follows:

         (a) Stock options - In 1998, upon joining the Board of Directors, both Eichberg and Schellmann received options to purchase 10,000 shares of the Company's common stock. The options have a five-year term and are exercisable at $0.938 per share. In 1999, both Eichberg and Schellmann received options to purchase an additional 10,000 shares of the Company's stock, which have a five-year term and are exercisable at $.75 per share. In February, 2000, both Eichberg and Schellmann received options to purchase an additional 20,000 shares of the Company's stock; these options have a five-year term and are exercisable beginning

February, 2001, at $1.00 per share. In April, 2000, Mrs. Corbaci received options to purchase 20,000 shares of the Company's stock, which have a five-year term and are exercisable at $1.75 beginning April 5, 2000.

         (b) Compensation, Reimbursement - The outside directors receive $1,000 per Board or committee meeting attended and the Company will pay for reasonable expenses incurred in conjunction with those meetings. In addition, the outside directors receive $1,000 per gaming application filed with gaming regulators to compensate them for their time spent.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge (based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2000), all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

STOCK PRICE PERFORMANCE

         This information is incorporated by reference from Part II, Item 5, in the Company's Annual Report on Form 10KSB for the year ended December 31, 2000.

TRANSACTIONS WITH MANAGEMENT

         On February 23, 1998, each of Messrs. Haitzmann, Hoetzinger and Forbes, directors and officers of the Company, purchased a 2% equity interest in Century Casinos Africa (Pty.) Limited ("CCA"), a subsidiary of the Registrant, at a cost of approximately $500 each. The shares were received pursuant to CCA's 1998 Share Incentive Plan, which was approved by CCA and the Company's Board of Directors in early 1998. The amount paid was substantially in excess of CCA's book value per share at that time.

         At April 30, 2001, the Company had an unsecured note payable that matures on April 1, 2004, in the principal amount of $380,000 to Thomas Graf, a founding stockholder of the Company.

         On March 1, 2001, the Company entered into separate management agreements with Focus Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Hoetzinger, and with Flyfish Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Haitzmann, to provide executive casino management services to the Company through December 31, 2005, and for five (5) year renewable periods thereafter, unless sooner terminated by them or by the Company. Each of these management agreements provide for an annual base management fee of $100,000, plus such annual increases and bonuses, and such other incentives, benefits and compensation as may be awarded to them, respectively, by the Compensation Committee of the Board of Directors of the Company. Each of the management fees will be reviewed annually by the Compensation Committee. The management agreements further provide for termination payments to be made for a period of six (6) months if the management agreement is terminated by the Company without cause, or for a payment of three times the management company's annual fee and average bonus if the termination occurs (a) after a "Change of Control" of the Company, or (b) by the management company, for cause.

         Both Mr. Haitzmann and Mr. Hoetzinger are Austrian citizens, and have established Austrian trusts (The Haitzmann Family Foundation and The Hoetzinger Family Foundation, respectively) to hold, on behalf of their respective families, a certain portion of their interests in the Company. (See page 4, footnotes a(v) and b(vi) to the stock ownership table.)

         There have been no transactions with management, except as otherwise disclosed herein, since the date of the Company's last annual meeting on June 15, 2000, and the transactions disclosed in the Proxy Statement for that meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board is divided into three classes of directors as nearly equal in number as possible. Presently, the Board consists of six directors comprising the following: (i) two Class I directors, Mr. Eichberg and Dr. Dinah Corbaci, who are standing for reelection at this meeting; (ii) two Class II directors, Messrs. Hoetzinger and Forbes, whose terms will expire at the 2002 Annual Meeting; and (iii) two Class III directors, Messrs. Haitzmann and Schellmann, whose terms will expire at the 2003 Annual Meeting. Each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Stockholders after such director's election. Accordingly, under most circumstances, directors of one

Class only are elected at each year's Annual Meeting of Stockholders. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

         At the 2001 Annual Meeting, two Class I directors will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominees for Class I directors, Robert Eichberg and Dinah Corbaci. Proxies cannot be voted for a greater number of directors than the number nominated.

         Robert Eichberg, a nominee for a Class I director, is presently a member of the Board of Directors, having served continuously as a director since January 1997. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

         Dinah Corbaci, a nominee for a Class I director, is presently a member of the Board of Directors, having served continuously as a director since April 2000. She has indicated a willingness to serve; however, in the event she should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

         The information concerning Mr. Eichberg and Dr. Corbaci, the nominees for the Class I directors, is set forth above under "Information Concerning Directors and Executive Officers."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.
                                         ---


INDEPENDENT ACCOUNTANTS

         Grant Thornton LLP ("Grant Thornton") was the Company's independent public accounting firm for the fiscal year ending December 31, 2000. The Audit Committee has recommended, and the Board of Directors has selected Grant Thornton to again be the Company's independent accountants for the fiscal year ending December 31, 2001. A representative of Grant Thornton is expected to be present at the Annual Meeting via telephone and/or web cast, to make a statement and/or to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCOPORATED BY REFER-ENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2000, with the Company's management. The Committee discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

         The Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Grant Thornton, LLP, its independence.

         Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (three independent directors) satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that terms is defined by NASD Rule 4200(a)(15).

Audit Committee:

Robert S. Eichberg, Chairman
Gottfried Schellmann
Dinah Corbaci

         The following table sets forth the aggregate fees billed to the Company for the year ended December 31, 2000, by Grant Thornton:

             Audit fees...............................    $   64,413
             Financial information systems design
                  and implementation fees.............          0
             All other fees...........................        42,857
                                                          ----------
                                                          $  107,270

The amounts shown above include out-of-pocket expenses incurred by Grant Thornton in connection with the provision of such services in the amount of $2,210. Audit fees also include fees relating to quarterly reviews of unaudited financial statements. Audit fees of $18,052 had been billed through December 31, 2000 and the remaining $46,361 was billed sub-sequent to December 31, 2000. The amount shown for all other fees also includes fees relating to tax returns and benefit plan audits. The audit committee of the board of directors concluded Grant Thornton's provision of the services generating all other fees is compatible with maintaining Grant Thornton's independence.

PROXY                           CENTURY CASINOS, Inc.                      PROXY
                This Proxy is Solicited by the Board of Directors

The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Tuesday, June 12, 2001, at the offices of the Millennium Casino in Prague, Czech Republic at 6:00PM Central European Time, (10:00AM MDT), and hereby appoints Erwin Haitzmann or Peter Hoetzinger, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

(1)     To elect two Class I directors to the Board of Directors:

         ROBERT EICHBERG         [ ]FOR         [ ] AGAINST          [ ]ABSTAIN
         DINAH CORBACI           [ ]FOR         [ ] AGAINST          [ ]ABSTAIN

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    (Continued and to be signed on reverse side)

                           (Continued from other side)

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the nominees in Proposal 1.


                         Dated  this  _________day   of__________________, 2001
                         Signature ___________________________________________
                         Signature ___________________________________________
                         Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                          Please sign, date and return this proxy Immediately.

                         Note: Securities dealers please state the number of Shares voted by this proxy ____________________.